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                                                                   EXHIBIT 10.84

                                  OFFICE LEASE

      THIS OFFICE LEASE (this "Lease") is made as of the 1st day of August, 2004, by and between Cocanougher Asset #1, Ltd., a Texas Limited Partnership ("Landlord"), and the Tenant named below.

                                   WITNESSETH:

      1.    BASIC PROVISIONS.

            (a)   Tenant:                  Funimation Productions, Ltd.
                                           6851 N.E. Loop 820, Suite 247
                                           North Richland Hills, Texas 76180

            (b)   Building:                Office Building located at:
                                           6851 N.E. Loop 820
                                           North Richland Hills, Texas 76180

            (c)   Premises:                Suite 400, on the fourth floor of
                                           the Building.

                                           Approximate Rentable Area of the
                                           Premises: 15,681 square feet.

                                           Approximate Rentable Area of the
                                           Building: 60,405 square feet.

            (d)   Basic Rental:            Months 1-60: $11.107.38 per month;
                                           annual rental rate per square foot of
                                           Rentable Area: $ 8.50.

            (e)   Security Deposit:        $ NONE.

            (f)   Lease Term:              FIVE  years.

            (g)   Estimated
                  Commencement Date:       August 1, 2004.

            (h)   Operating Expense Stop:  $ NONE.

            (i)   Permitted Use:           General office use, but excluding any
                                           use for a bank, savings bank, savings
                                           and loan, credit union or other
                                           similar use that includes any retail
                                           banking operations, including
                                           automated teller machines and night
                                           depositories.

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      2.    LEASE GRANT. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described above, which will consist of approximately 15,681 square feet of Rentable Area (herein so called) located on the fourth floor of the building described above (the "Building"), as shown in Exhibit A-l attached hereto. The Premises are located in the Building which is located on the real property described in Exhibit A-2 attached hereto (the "Land"). The Land, the Building, the parking facilities and other structures and improvements, landscaping, fixtures, appurtenances and other common areas now or hereafter placed, constructed or erected thereon, comprise the project (the "Project"). Tenant is hereby granted a nonexclusive right to use the Common Areas during the term of this Lease for their intended purposes, in common with others, subject to the terms and conditions of this Lease, including, without limitation, the rules and regulations promulgated by Landlord. "Common Areas" will mean all areas, spaces, facilities, and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant and others, including, but not limited to, tunnels, walkways, sidewalks and driveways necessary for access to the Building, Building lobbies, landscaped areas, enclosed mall areas, loading areas, public corridors, public rest rooms, Building stairs and elevators, drinking fountains and such other areas and facilities, if any, as are designated by Landlord from time to time as Common Areas. "Service Areas" will refer to areas, spaces, facilities and equipment serving the Building (whether or not located within the Building) but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, telephone, electrical and similar rooms, and air and water refrigeration equipment. This Lease is granted subject to the terms hereof, the rights and interests of third parties under existing liens, ground leases, easements and encumbrances affecting such property, all zoning regulations, rules, ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Project or any part thereof.

      3. LEASE TERM. This Lease shall be for the term of years described above, commencing on the earlier of (a) the Estimated Commencement Date set forth in Paragraph 1, (g) ten (10) days after Landlord's substantial completion of the Finish Work, as such term is defined in the Construction Agreement (as defined in Paragraph 4), or (c) the date on which Tenant in fact occupies the Premises for the conduct of business. The date the Lease Term commences shall be referred to in this Lease as the "Commencement Date". If the Lease Term expires on a date other than the last day of a calendar month, Landlord and Tenant shall be deemed to have agreed that the Lease Term shall be extended through the last day of the calendar month in which the expiration date falls (the "Expiration Date"). On the Commencement Date and as often thereafter as may be requested by Landlord, Tenant will, within ten (10) days after request from Landlord, execute, acknowledge, and deliver to Landlord a statement in the form of Exhibit B attached hereto.

      4. CONSTRUCTION. In the event any construction of tenant improvements is necessary for the Premises, such construction will be accomplished and the cost of such construction will be paid in accordance with a separate "Construction Agreement" (herein so called) between Landlord and Tenant. Except as expressly provided in this Lease or in the Construction Agreement, if any, Tenant acknowledges that Landlord has not undertaken to perform any modification, alteration or improvement to the Premises.

      5. TENANT'S BASIC RENTAL OBLIGATION. Beginning on the Commencement Date, all Basic Rental and Additional Rent (the "Rent") shall be paid monthly by Tenant to Landlord in advance on or

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before the first day of each calendar month during the Lease Term, without demand, deduction or setoff. All Rent and other payments which are due hereunder shall be made payable to Landlord. Tenant agrees to pay said rental and other payments to Landlord at Cocanougher Asset #1, Ltd., 6851 N.E. Loop 820, Suite 247, North Richland Hills, Texas 76180, or at such other place as may from time to time be designated in writing by Landlord, in lawful money of the United States of America without any prior demand therefor and without any deduction or setoff whatsoever. If the day on which Rent is first due is other than the first day of a calendar month, Rent for such partial month shall be prorated on a daily basis.

      6.    TENANT'S ADDITIONAL RENTAL OBLIGATIONS.

            (a) Additional Rental. Beginning on the Commencement Date, Tenant shall pay to Landlord each calendar year the Additional Rental (herein so called) equal to Tenant's proportionate share of (i) the Actual Operating Expenses (defined below) for the Project for such calendar year in excess of (ii) the Operating Expense Stop multiplied by the number of square feet of Rentable Area in the Building. Additional Rental shall be prorated on a daily basis for each partial calendar year in the Lease Term. Tenant's proportionate share shall be based on the ratio which the Rentable Area in the Premises (adjusted for office expansions) bears to the Rentable Area within the Building. Rentable Area of the Premises and Rentable Area of the Building shall be computed in accordance with Paragraph 19(x).

            (b) Adjustment of Actual Operating Expenses. Notwithstanding any language herein to the contrary, if the Building is not fully occupied during any calendar year of the Lease Term, Actual Operating Expenses shall be determined as if the Building had been fully occupied during such year. For the purposes of this Lease, "fully occupied" shall mean occupancy of one hundred percent (100%) of the Rentable Area in the Building.

            (c) Actual Operating Expenses Enumerated. Actual Operating Expenses shall include all expenses, costs and disbursements of every kind and nature incurred or paid by Landlord in connection with the ownership and/or the operation, maintenance, repair and security of the Project, including, without limitation, expenses for the following:

                  (i) garbage and waste disposal;

                  (ii) janitorial service and window cleaning for the Building and the Common Areas and Service Areas (including materials, supplies, Building Standard light bulbs and ballasts, equipment and tools therefor and rental and depreciation costs related to any of the foregoing) or contracts with third parties to provide same (the term "Building Standard" as used herein shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building);

                  (iii) security;

                  (iv) insurance premiums (including, without limitation,
            property, liability and

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            any other types of insurance carried by Landlord with respect to the
            Building and the Common Areas and Service Areas, the costs of which may include an allocation of a portion of the premium of a blanket insurance policy maintained by Landlord);

                  (v) real estate taxes, assessments, business taxes, excises, and any other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, which may during the Lease Term be levied or assessed against, or arising in connection with the ownership, use, occupancy, operation or possession of, the Building and the Common Areas and Service Areas, or any part thereof, or substituted, in whole or in part, for a real estate tax, assessment, excise or governmental charge or levy previously in existence, by any authority having the direct or indirect power to tax, including interest on installment payments and all costs and fees (including attorneys' fees) incurred by Landlord in contesting or negotiating with taxing authorities as to same, but excluding any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profits tax imposed upon Landlord; provided, however, Landlord will have the option to pay any of the foregoing as rentals under a ground lease arrangement with the fee simple titleholder to the land upon which the Building is, or is to be, constructed;

                  (vi) water and sewer charges and any add-ons;

                  (vii) operation, maintenance, and repair (to include
            replacement of components) of the Building, including but not limited to all floor, wall and window coverings and personal property in the Common Areas, Building systems (such as heat, ventilation and air conditioning systems), elevators, escalators, and all other mechanical or electrical systems seeing the Building and the Common Areas and Service Areas and service agreements for all such systems and equipment;

                  (viii) any ground lease relating to the Project or easement maintained for the benefit of the Project;

                  (ix) license, permit and inspection fees;

                  (x) compliance with any fire safety or other governmental
            rules, regulations, laws, statutes, ordinances or requirements, imposed by any governmental authority or insurance company with respect to the Building during the Lease Term;

                  (xi) wages, salaries, employee benefits and taxes (or an
            allocation of the foregoing) for personnel working full or part time in connection with the operation, maintenance and management of the Building and the Common Areas and Service Areas;

                  (xii) accounting and legal services (but excluding legal
            services in connection with negotiations and disputes with specific tenants unless the matter involved affects all tenants of the Building);

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                  (xiii) administrative and management fees for the Building and
            Landlord's overhead expenses directly attributable to the Building, including without limitation, the cost of an office in the Building maintained for management of the Project;

                  (xiv) indoor and outdoor landscaping;

                  (xv) depreciation (or amortization) of Required Capital
            Improvements and Cost Savings Improvements. "Required Capital Improvements" will mean capital improvements or replacements made in or to the Building in order to conform to any Applicable Law. "Cost Savings Improvements" will mean any capital improvements or replacements which are intended to reduce, stabilize or limit increases in Actual Operating Expenses. The cost of Cost Savings Improvements will be amortized by spreading such costs uniformly over a term equal to the lesser of (a) the period of years over which the amount by which Actual Operating Expenses are reduced would be equal to the cost of such installation or (b) ten (10) years. The cost of Required Capital Improvements and depreciable (or amortizable) maintenance and repair items (e.g., painting of Common Areas, replacement of carpet in elevator lobbies), will be amortized by spreading such costs uniformly over a term equal to the lesser of
            (A) the period employed by Landlord for federal income tax purposes or (B) ten (10) years;

                  (xvi) Interest (at an annual rate equal to the lesser of (A)
            two percent (2%) over the "base" or "prime" rate published from time to time by Citibank, N.A., or (B) the maximum lawful rate) upon the undepreciated (or unamortized) balance of the original cost of items which the Landlord is entitled to depreciate (or amortize) as an Actual Operating Expense;

                  (xvii) expenses and fees (including attorneys' fees) incurred contesting the validity or applicability of any governmental enactments which may affect Actual Operating Expenses; and

                  (xviii) the costs incurred by Landlord for (A) any and all forms of fuel or energy utilized in connection with the operation, maintenance, and use of the Project, (B) sales, use, excise and other taxes assessed by governmental authorities on energy sources supplied to the Project, and (C) other costs of providing energy to the Project.

            (d) Exclusions from Actual Operating Expenses. Actual Operating Expenses shall exclude the following:

                  (i) leasing commissions, attorneys' fees, costs and
            disbursements and other expenses incurred in connection with leasing, renovating or improving space for tenants or prospective tenants of the Building;

                  (ii) costs (including permit, license and inspection fees)
            incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or vacant

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            space;

                  (iii) Landlord's costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Basic Rental and Actual Operating Expenses payable under the lease with such tenant or other occupant;

                  (iv) any depreciation and amortization on the Building except as expressly permitted herein;

                  (v) costs incurred due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Building;

                  (vi) interest on debt or amortization payments on any
            mortgages or deeds of trust or any other debt for borrowed money, except as included in subparagraph (c)(xvi) above;

                  (vii) all items and services for which Tenant reimburses
            Landlord outside of Actual Operating Expenses or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement;

                  (viii) repairs or other work occasioned by fire, windstorm or other work paid for through insurance or condemnation proceeds; and

                  (ix) repairs resulting from any defect in the original design or construction of the Building.

            (e) Credits. Landlord will credit against Actual Operating Expenses any refunds received as a result of tax contests, after deduction for Landlord's costs in connection with same.

            (f) Discretionary Items. The foregoing provisions of this Paragraph 6 will not be deemed to require Landlord to furnish or cause to be furnished any service or facility not otherwise required to be furnished by Landlord pursuant to the provisions of this Lease, although Landlord, in Landlord's absolute discretion, may choose to do so from time to time.

            (g) Estimated Actual Operating Expenses. Landlord shall have the right to estimate Additional Rental to accrue hereunder and Tenant shall pay to Landlord one-twelfth (1/12) of the amount of such estimate monthly with each of Tenant's Basic Rental payments. If Landlord estimates Additional Rental in advance, then by each April 1 or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's Actual Operating Expenses for the previous calendar year. If for any calendar year Tenant's Additional Rental collected for the prior year, as a result of payment of Tenant's estimated Additional Rental, is in excess of Tenant's Additional Rental actually due during such prior year, then, so long as Tenant is not in default

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      hereunder, Landlord shall refund to Tenant any overpayment (or, at
      Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year, which obligation of Tenant shall survive the expiration or earlier termination of this Lease.

      7.    LANDLORD'S OBLIGATIONS.

            (a) Water, Heat, Air Conditioning, Janitorial and Elevator Service and Maintenance Obligations. Subject to the limitations hereinafter set forth, Landlord agrees to furnish Tenant while occupying the Premises and while Tenant is not in default under this Lease: (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) Building Standard heat and air conditioning in season, as determined by Landlord, weekdays (other than holidays) between 7:00 a.m. and 6:00 p.m., at such temperatures and in such amounts as are reasonably considered by Landlord to be standard (Landlord shall only furnish heat and air conditioning weekdays after 6:00 p.m., on Saturdays and on Sundays and holidays at the written request of Tenant (which must be received by Landlord at least twenty-four (24) hours in advance, but no later than 12:00 noon of the preceding Friday, if the request is for Saturday, Sunday or a holiday), and at Tenant's cost payable within fifteen (15) days after receipt of an invoice); (iii) Building Standard janitorial service on weekdays other than holidays for Building installations and Building Standard window washing; (iv) operatorless passenger elevators for ingress and egress to the floor on which the Premises are located; and (v) replacement of Building Standard light bulbs and fluorescent tubes, but Landlord's standard charge for such bulbs and tubes shall be paid by Tenant. Landlord additionally agrees to maintain in the Building the exterior walls, roof, windows, structural steel, load-bearing nondemising walls, floors below the level of Tenant's floor covering and the HVAC, electrical and plumbing systems serving the Premises, but located outside the Premises, subject to the terms and conditions of this Lease which may limit Landlord's maintenance, repair and rebuilding obligations under various circumstances.

            (b) Electrical Service. Tenant's use of electrical services furnished by Landlord shall be subject to the following:

                  (i) Landlord shall not be required to furnish electrical
            current for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, or any other equipment whose electrical energy consumption exceeds normal office usage.

                  (ii) The amount of electricity consumed by Tenant shall be determined, at the election of Landlord, either (A) based upon a survey performed by a reputable consultant to be selected by Landlord and paid by Tenant, or (B) through a separate meter to be installed, maintained and read by Landlord at the sole cost of Tenant.

                  (iii) If Tenant's requirements for or consumption of
            electrical services exceeds the usage amount specified in Paragraph 7(b)(i) hereof, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice

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            from Landlord. Notwithstanding the foregoing sentence, such equipment and/or lighting may remain in the Premises, subject to Landlord's prior written approval and subject to the following terms:

                        (A) Tenant shall pay for all costs of installation and
                  maintenance of submeters, wiring, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities.

                        (B) Tenant shall pay to Landlord, upon demand, the cost
                  of the excess demand and consumption of electrical service at rates determined by Landlord which shall be in accordance with any Applicable Laws.

                        (C) Landlord may, at its option, upon not less than
                  thirty (30) days prior written notice to Tenant, discontinue the availability of such extraordinary electrical service. If Landlord gives any such notice, Tenant shall contract directly with the public utility for the supplying of such electrical service to the Premises.

            (c) Interruption of Services. Failure to any extent to make available, or any slow-down, stoppage or interruption of any services described in this Paragraph 7 resulting from any cause whatsoever (other than Landlord's gross negligence) shall not render Landlord liable in any respect for damages, nor be construed as an eviction of Tenant, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any service being furnished by Landlord be interrupted for any cause whatsoever, Tenant shall notify Landlord and Landlord shall use reasonable diligence to restore such service promptly.

            (d) Discontinuance of Service. Landlord reserves the right, upon not less than thirty (30) days written notice to Tenant, to discontinue the availability of electrical service to the Premises. If Landlord elects such option, Tenant will contract directly with such public utility for the continuance of service to the Premises.

      8.    TENANT'S COVENANTS. Tenant covenants and agrees as follows:

            (a) Alterations. Tenant shall make no alterations, changes or improvements to the Premises without first submitting to Landlord plans and specifications and obtaining the prior written consent of Landlord. All work done by Tenant shall be performed in a good and workmanlike manner by a contractor approved by Landlord, in compliance with Applicable Laws and at such times and in such manner as not to cause interference with construction in progress or with other tenants in the Building.

            (b) Mechanic's and Materialmen's Liens. Tenant shall have no authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Premises, the Building or the Project or any portion thereof. Tenant shall promptly cause any such liens which have arisen by reason of any work or materials, claimed to have been provided to or undertaken by or through Tenant to be released by payment, bonding or

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      otherwise within thirty (30) days after request by Landlord, and Tenant shall indemnify Landlord against losses arising out of any such claim. Tenant's indemnification of Landlord contained in this Paragraph 8(b) shall survive the expiration or earlier termination of this Lease.

            (c) Permitted Use of Premises. Tenant shall not permit the Premises to be used for any purpose other than for the use specified in Paragraph 1 of this Lease. Tenant will, at Tenant's sole cost, promptly comply with all Applicable Laws. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any Applicable Law will be conclusive of that fact between Landlord and Tenant. Tenant will conduct its business and occupy the Premises and will control its agents, employees, licensees and invitees in such a manner so as not to create any nuisance or interfere with, annoy or disturb any of the other tenants in the Building or Landlord in its management of the Building and so as not to injure the reputation of the Building.

            (d) Repairs. Tenant will not in any manner deface or injure the Building, and will pay the cost of repairing and replacing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, contractors or employees. Tenant shall throughout the Lease Term keep the Premises free from deterioration, waste and nuisance of any kind, excluding (i) ordinary and customary wear and tear, and (ii) damage resulting from a fire or other casualty not caused by the act or omission of Tenant or Tenant's agents, contractors or employees. Tenant agrees to keep the Premises in good condition and repair and Tenant shall make all necessary repairs and replacements. If Tenant fails to make such repairs or replacements within fifteen (15) days after notice from Landlord, Landlord may at its option make such repairs or replacements, and Tenant shall upon demand pay Landlord for the cost thereof.

            (e) Security. Tenant shall take all reasonable steps necessary to adequately secure the Premises from unlawful intrusion, theft, fire and other hazards, and shall keep and maintain all security devices in or on the Premises in good working order, including, but not limited to, locks, smoke detectors and burglar alarms, and shall cooperate with Landlord and other tenants in the Building with respect to Building security matters.

      9.    ASSIGNMENT AND SUBLETTING.

            (a) Assignment and Subletting. Tenant shall not sublet the Premises in whole or in part or market the Premises for sublease and shall not sell, assign or in any manner transfer this Lease or any interest herein, directly or indirectly (by transfer of control of Tenant, for example), or voluntarily or by operation of law or otherwise, or permit any transfer of Tenant's interest created hereby, or allow any lien upon Tenant's interest by operation of law or otherwise, or permit the use or occupancy of the Premises or any part thereof, by anyone other than Tenant, nor shall Tenant sublease space in the Building from another tenant thereof, without Landlord's prior written consent. If this Lease or any interest in this Lease is sold, assigned or transferred, or Tenant subleases any part of the Premises, without Landlord's consent, Landlord may, cumulative of any other right or remedy available to Landlord, elect to terminate this Lease (as it affects the portion of the Premises sought to be sublet or assigned) as of the effective date of the proposed transfer.

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      Landlord's acceptance of any name for listing on the Building directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

            (b) Consent to Assignment. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and other sums herein specified and for compliance with all of Tenant's other obligations under this Lease, and Landlord may proceed against Tenant (or any guarantor) for the enforcement of such obligations without first proceeding against any other party. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. If the proposed sublessee or assignee is subject to compliance with additional requirements under The Americans with Disabilities Act beyond those requirements which are applicable to the Tenant desiring to sublet or assign, Landlord may condition Landlord's consent upon receipt of (i) plans and specifications acceptable to Landlord for complying with the additional requirements, and (ii) security acceptable to Landlord that such construction will be completed timely and lien-free. In addition, any rights which Tenant may have relating to the renewal or extension of the Lease or the expansion of the Premises, if any, are personal to Tenant and shall not be available to any proposed or actual sublessee, assignee or transferee.

            (c) Excess Rents. If any rents or other sums received by Tenant under any sublease are in excess of the rent and other sums payable by Tenant under this Lease (prorated for a sublease of less than one hundred percent (100%) of the Premises), or if any additional consideration is paid to Tenant by any assignee under any assignment, then such excess rents under any sublease or such additional consideration under any assignment shall be paid by Tenant to Landlord as additional rent hereunder within ten (10) days after Tenant receives the same.

            (d) Landlord's Right to Transfer. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in such event, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor-in-interest of Landlord for performance of such obligations.

      10.   INDEMNITY AND INSURANCE.

            (a) Indemnity. Tenant hereby agrees to indemnify, protect, defend and hold harmless Landlord and its partners, affiliated companies, officers, directors, shareholders, employees, agents and attorneys (collectively, "Indemnities") for, from and against all liabilities, claims, fines, penalties, costs, damages or injuries to persons, damages to property, losses, liens, causes of action, suits, judgments and expenses (including court costs, attorneys' fees and costs of investigation), of any nature, kind or description of any person or entity, directly or indirectly arising out of, caused by, or resulting from (in whole or part) (1) Tenant's construction of or Use, occupancy or enjoyment of the Premises, (2) any activity, work or other things done, permitted or

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suffered by Tenant and its agents and employees in or about the Premises, (3)
any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease including, but not limited to, Tenant's security obligations set forth in Paragraph 8(e) of this Lease, (4) any act, omission, negligence or willful misconduct of Tenant or any of its agents, contractors, employees, business invitees or licensees, or (5) damage to Tenant's property, or the property of Tenant's agents, employees, contractors, business invitees or licensees, located in or about the Premises (collectively, "Liabilities"), EVEN IF SUCH LIABILITIES ARE CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF LANDLORD OR ANY OTHER INDEMNITEE, BUT NOT IF SUCH LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY OTHER INDEMNITEE. Tenant shall promptly advise Landlord in writing of any action, administrative or legal proceeding or investigation as to which this indemnification may apply, and Tenant, at Tenant's expense, shall assume on behalf of Landlord (and the other Indemnities) and conduct with due diligence and in good faith the defense thereof with counsel satisfactory to Landlord; provided, however, that any Indemnitee shall have the right at its option, to be represented therein by advisory counsel of its own selection and at its own expense. In the event of failure by Tenant to fully perform in accordance with this Paragraph 10(a), Landlord, at its option, and without relieving Tenant of its obligations hereunder, may so perform, but all costs and expenses so incurred by Landlord in that event shall be reimbursed by Tenant to Landlord, together with interest on the same from the date any such expense was paid by Landlord until reimbursed by Tenant, at the rate of interest provided to be paid on judgments, by the law of the jurisdiction to which the interpretation of this Lease is subject. This indemnification shall not be limited to damages, compensation or benefits payable under insurance policies, workers' compensation acts, disability benefit acts or other employees' benefit acts and shall survive the expiration or earlier termination of this Lease.

         (b) Insurance.

                  (i) Tenant at all times during the Lease Term shall, at its own expense, keep in full force and effect (A) commercial general liability insurance providing coverage against bodily injury and disease, including death resulting therefrom, personal injury and property damage to a combined single limit of $3,000,000 to one or more than one person as the result of any one accident or occurrence, which shall include provision for contractual Liability coverage insuring Tenant for the performance of its indemnity obligations set forth in Paragraphs 10(a) and 18 of this Lease, (B) worker's compensation insurance to the statutory limit and employer's liability insurance to the limit of $500,000 per occurrence, and (C) all risk personal property insurance covering full replacement value of all of Tenant's personal property. Landlord shall be named an additional insured on each of said policies (excluding the worker's compensation policy) and said policies shall be issued by an insurance company or companies acceptable to Landlord. Each of said policies shall also include a waiver of subrogation provision or endorsement in favor of Landlord, and an endorsement providing that Landlord shall receive ninety (90) days prior notice of any cancellation of, non-renewal of, reduction of coverage or material change in coverage on said policies. Tenant hereby waives its right of recovery of any amounts paid by Tenant or on Tenant's behalf to satisfy applicable worker's compensation laws. The policies or duly executed certificates for the same, together with satisfactory evidence of the payment of the premiums therefor, shall be deposited with Landlord on the date Tenant first occupies the Premises and upon renewals of such policies not less than fifteen (15) days prior to the expiration of the term of such coverage.

                  (ii) It is expressly understood and agreed that the coverages required represent Landlord's minimum requirements and such are not to be construed to void or limit Tenant's indemnity obligations in this Lease. Neither shall (A) the insolvency, bankruptcy or failure of any insurance company carrying Tenant, (B) the failure of any insurance company to pay claims occurring nor (C) any exclusion from or insufficiency of coverage be held to affect, negate or waive any of Tenant's indemnity obligations under Paragraphs 10(a) and 18 or any other provision of this Lease. With respect to insurance coverages, except worker's compensation, maintained hereunder by Tenant and insurance coverage separately obtained by Landlord, all insurance coverages afforded by policies of insurance maintained by Tenant shall be primary insurance as such coverages apply to Landlord, and such insurance coverages separately maintained by Landlord shall be excess, and Tenant shall have its insurance policies endorsed to reflect that policies maintained by Tenant naming Landlord as an additional insured are primary, and policies separately maintained by Landlord are excess. The amount of liability insurance under insurance policies maintained by Tenant shall not be reduced by the existence of insurance coverage under policies separately maintained by Landlord. Tenant shall be solely responsible for any premiums, assessments, penalties, deductible assumptions, retentions, audits, retrospective adjustments or any other kind of payment due under its policies.

                  (iii) Tenant's occupancy of the Premises without delivering the certificates of insurance shall not constitute a waiver of Tenant's obligations to provide the required coverages. If Tenant provides to Landlord a certificate that does not evidence the coverages required herein, or that is faulty in any respect, such shall not constitute a waiver of Tenant's obligations to provide the proper insurance.

         (c) Mutual Waivers of Recovery. It is the intent of Landlord and Tenant not to hold each other responsible for that portion of any loss or damage paid or reimbursed by an insurer of Landlord or Tenant under any fire, extended coverage or other property insurance policy maintained by Tenant with respect to its Premises or by Landlord with respect to the Building. Therefore, with respect to the amount of any damage, loss, claim or liability paid or reimbursed by an insurer under any fire, extended coverage or property insurance policy maintained by Tenant with respect to Premises, or Landlord with respect to the Building, Landlord, Tenant and all parties claiming under them each mutually release and discharge each other from such damages, losses, claims or liabilities, no matter how caused, including negligence, and each waives any right of recovery from the other including, but not limited to, claims for contribution or indemnity, which might otherwise exist on account thereof. Any fire, extended coverage or property insurance policy maintained by Tenant with respect to the Premises, or Landlord with respect to the Building, shall contain, in the case of Tenant's policies, a waiver of subrogation provision or endorsement in favor of Landlord, and in the case of Landlord's policies, a waiver of subrogation provision or endorsement in favor of Tenant, or, in the event that such insurers cannot or will not include or attach such waiver of subrogation provision or endorsement, Tenant and Landlord shall obtain the approval and consent of their respective insurers, in writing, to the terms of this Lease. Neither Tenant nor its insurers shall be entitled to receive any contribution from any insurance policies separately maintained by Landlord, and Tenant agrees to indemnify, protect, defend and hold harmless Landlord and any of Landlord's insurers from any claim, suit or cause of action asserted or brought by Tenant's insurers for, on behalf of, or in the name of Tenant, including but not limited to, claims for contribution, indemnity or subrogation. The mutual releases, discharges and waivers contained in this provision shall apply EVEN IF THE LOSS OR DAMAGE TO WHICH THIS PROVISION APPLIES IS CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF LANDLORD OR TENANT.

            (d) Business Interruption. Landlord shall not be responsible for, and Tenant releases and discharges Landlord from, and Tenant further waives any right of recovery from Landlord for, any loss from business interruption or loss of use of the Premises suffered by Tenant in connection with Tenant's use or occupancy of the Premises, EVEN IF SUCH LOSS IS CAUSED SOLELY OR IN PART BY THE NEGLIGENCE OF LANDLORD.

            (e) Adjustment of Claims. Tenant shall cooperate with Landlord and Landlord's insurers in the adjustment of any insurance claim pertaining to the Building or Landlord's use thereof.

            (f) Increase in Landlord's Insurance Costs. Tenant agrees to pay to Landlord any increase in premiums for Landlord's insurance policies resulting from Tenant's use or occupancy of the Premises.

            (g) Failure to Maintain Insurance. Any failure of Tenant to obtain and maintain the insurance policies and coverages required hereunder or failure by Tenant to meet any of the insurance requirements of this Lease shall constitute a material breach hereof, and such failure shall entitle Landlord to pursue, exercise or obtain any of the remedies provided for in Paragraph 13, and Tenant shall be solely responsible for any loss suffered by Landlord as a result of such failure. In the event of failure by Tenant to maintain the insurance policies and coverages required by this Lease or to meet any of the insurance requirements of this Lease, Landlord, at its option, and without relieving Tenant of its obligations hereunder, may obtain said insurance policies and coverages or perform any other insurance obligation of Tenant, but all costs and expenses incurred by Landlord in obtaining such insurance or performing Tenant's insurance obligations shall be reimbursed by Tenant to Landlord, together with interest on same from the date any such cost or expense was paid by Landlord until reimbursed by Tenant, at the rate of interest provided to be paid on judgments, by the law of the jurisdiction to which the interpretation of this Lease is subject.

      11. FIRE OR CASUALTY. In the event that(a) the Premises or the Building should be so damaged by fire or other casualty that rebuilding or repairs cannot be completed within one (1) year after the date of commencement of reconstruction, as determined by Landlord, or (b) the Premises shall be so damaged during the last two (2) years of the Lease Term to the extent that more than thirty percent (30%) of the area thereof is rendered untenantable, Landlord may at its option terminate this Lease within ninety (90) days after such damage by giving written notice to Tenant, in which event rent shall be abated effective with the date of such damage. If, following any such casualty, Landlord does not terminate this Lease, or in the event of casualty damage of a lesser extent to the Building, Landlord shall, following receipt of insurance proceeds if such proceeds are made available to Landlord by the holder of any mortgage encumbering the Project or the Building, rebuild or repair the Premises or the Building to substantially the same condition in which they were immediately prior to the happening of the fire or other casualty, except that Landlord shall not be required to (i) spend more than the amount of insurance proceeds actually received, or (ii) rebuild, repair or replace any part of the furniture, equipment, fixtures and other personal property which may have been placed by Tenant or other tenants within the Building or the Premises. Landlord shall allow Tenant a fair diminution of rental during the time the Premises are unfit for occupancy, and at Landlord's option, the Lease Term shall be extended for a period equal to the period that the Premises are unfit for occupancy.

      12. CONDEMNATION. In the event that the Premises or the Building or any part thereof shall be taken for public use or condemned under eminent domain or conveyed under threat of such a taking or condemnation, or access to the Premises precluded by any such event, either Landlord or Tenant may cancel and terminate this Lease as it affects the portion of the Premises taken, or the portion to which access is precluded, by giving notice to the other within ten
(10) days after the date on which title to the property taken vests in the condemnor. Notwithstanding the foregoing, Tenant may not terminate this Lease pursuant to the preceding sentence as a result of the condemnation of the Building or any part thereof unless such condemnation materially affects Tenant's use of or access to the Premises. If this Lease is not terminated as to all of the Premises following any of said actual takings or conveyances of any part of the Premises, then Landlord shall, to the extent of an equitable proportion of the award for the portion of the Premises taken (excluding any award for land) and to the extent such award is made available to Landlord from the holder of any mortgage encumbering the Project or the Building, make such repairs to the Premises as are necessary to constitute a complete architectural and tenantable unit. In the event of a partial taking or conveyance of the Premises, Landlord shall allow Tenant a fair diminution of rental. Tenant shall not be entitled to claim, or have paid to Tenant, any compensation or damages whatsoever for or on account of any taking or conveyance of any right, interest or estate of Tenant under this Lease, and Tenant hereby relinquishes and assigns to Landlord any rights to any such compensation or damages. Tenant does not hereby waive or release claims for moving expenses, inconvenience or business interruption related to a condemnation of the Premises, but any such claim shall be asserted, if at all, in a proceeding independent of Landlord's primary condemnation suit.

      13.   DEFAULT AND REMEDIES.

            (a) Events of Default. The following events shall be deemed to be events of default (herein so called) by Tenant under this Lease: (i) Tenant shall fail to pay within five (5) days of the due date Basic Rental, Additional Rental or any other rental or sums payable by Tenant hereunder; (ii) Tenant shall fail to comply with or observe any other provision of this Lease and such failure shall continue for ten (10) days after written notice to Tenant (or, in the case of Tenant's failure to comply with or observe any other single provision of this Lease more than three (3) times during the Lease Term, upon the occurrence of the fourth and all subsequent such failures, without notice from Landlord); (iii) Tenant or any guarantor of Tenant's obligations hereunder shall make a general assignment for the benefit of creditors; (iv) any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, and such petition shall not be dismissed within forty-five (45) days of filing, or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder; (v) a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder, and such appointment shall not be vacated or otherwise terminated, and the action in which such appointment was ordered dismissed, within forty-five
      (45) days of filing; (vi) Tenant shall fail to take possession of or shall desert, abandon or vacate the Premises; (vii) the death or dissolution of any guarantor; (viii) the occurrence of an event described in clauses (iv) or (v) of this Paragraph 13 (a) (without regard to any cure periods contained therein) and the failure thereafter of Tenant (A) to timely and fully make any payment of rent or any other sum of money due hereunder or
      (B) to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder; or (ix) the breach of any guarantee of this Lease.

            (b) Remedies. Upon the occurrence of any event of default specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever and without releasing Tenant from any obligation under this Lease:

                  (i) Landlord may enter the Premises without terminating this
            Lease and perform any covenant or agreement or cure any condition creating or giving rise to an event of default under this Lease and Tenant shall pay to Landlord on demand, as additional rent, the amount expended by Landlord in performing such covenants or agreements or satisfying or observing such condition. Landlord or its agents or employees shall have the right to enter the Premises, and such entry and such performance shall not terminate this Lease or constitute an eviction of Tenant.

                  (ii) Landlord may terminate this Lease by written notice to
            Tenant (and not otherwise) or Landlord may terminate Tenant's right of possession without terminating this Lease. In either of such events Tenant shall surrender possession of and vacate the Premises immediately and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter the Premises, in whole or in part, with or without process of law and to expel or remove Tenant and any other person, firm or corporation who may be occupying the Premises or any part thereof and remove any and all property therefrom, using such lawful force as may be necessary.

                  (iii) In the event Landlord elects to re-enter or take
            possession of the Premises after Tenant's default, with or without terminating this Lease, Landlord may change or pick locks or alter security devices and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages. Notwithstanding anything to the contrary contained herein or in Section 93.002 of the Texas Property Code, Landlord may exercise any and all of its rights or remedies under this Lease following an event of default by Tenant without compliance with
            Section 93.002 of the Texas Property Code, the benefits of which are hereby expressly waived by Tenant.

                  (iv) If Landlord elects to re-enter or take possession of the
            Premises without terminating this Lease, then Tenant shall be liable for and shall pay to Landlord all Basic Rental and any other amounts of money due to Landlord hereunder as of the date of such election. Tenant shall also pay to Landlord all Basic Rental required to be paid by Tenant during the remainder of the Lease Term as such amounts become due, diminished by any net sums received by Landlord, if any, through reletting the Premises during said period (after deducting all expenses incurred by Landlord in connection with any reletting of the Premises). Landlord is not obligated to relet the Premises, and if no reletting occurs, Tenant shall be responsible for the full amounts due. If Landlord elects to relet, Landlord shall have the sole and unfettered right to relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including but not limited to the right to relet the Premises for a term shorter or longer than that remaining under this Lease, the right to relet the Premises as a part of a larger area and the right to change the character or use made of the Premises). Tenant shall not in any event be entitled to any sums collected in connection with a reletting of the Premises that exceed the amount of Basic Rental and other sums of money due hereunder. Landlord shall not be required to wait until the expiration of the Lease Term in order to collect any such deficiencies, and shall have the right to file suit from time to time, on one or more occasions, to collect the deficiencies then due. Any such suit shall not prejudice in any way the right of Landlord to bring similar actions for any subsequent deficiency or deficiencies.

                  (v) Notwithstanding any prior election by Landlord to not
            terminate this Lease, Landlord may at any time, including subsequent to any re-entry or taking of possession of the Premises as allowed hereinabove, elect to terminate this Lease. Tenant shall be liable for and shall immediately pay to Landlord the amount of all Basic Rental and other sums of money due under this Lease as may have accrued as of the date of termination. Tenant shall also immediately pay to Landlord, as agreed and liquidated damages, an amount of money equal to the Basic Rental and other amounts due for the remaining portion of the Lease Term (had such term not been terminated by Landlord prior to the expiration of the Lease Term), less the fair rental value of the Premises for the residue of the Lease Term, both discounted to their present value based upon an interest rate of eight percent (8%) per annum. In determining fair rental value, Landlord shall be entitled to take into account the time and expenses necessary to obtain a replacement tenant or tenants, including anticipated expenses hereinafter described relating to recovery, preparation and reletting of the Premises; provided, however, the parties hereto stipulate and agree that the fair rental value shall never be deemed to exceed eighty-five percent (85%) of the Basic Rental provided for herein for said residual period. If Landlord elects to relet the Premises, or any portion thereof, before presentation of proof of such liquidated damages, the amount of rent reserved upon such reletting shall be deemed prima facie evidence of the fair rental value of the portion of the Premises so relet.

                  (vi) In addition to any sum provided to be paid above, Tenant shall also be liable for and shall immediately pay to Landlord all broker's fees incurred by Landlord in connection with any reletting of the whole or any part of the Premises, the costs of removing and storing Tenant's or any other occupant's property, the cost of repairing, altering, remodeling, renovating or otherwise putting the Premises into a condition acceptable to a new tenant or tenants, the cost of removal and replacement of signage and all reasonable expenses by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees.

                  (vii) Landlord may apply Tenant's Security Deposit to the
            extent necessary to make good any rent arrearage, to pay the cost of remedying Tenant's default or to reimburse Landlord for expenditures made or damages suffered as a consequence of Tenant's default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount.

                   (viii) Nothing contained in this Paragraph 13(b) shall be
            construed as imposing any enforceable duty upon Landlord to relet the Premises or otherwise mitigate or minimize Landlord's damages by virtue of Tenant's default. Landlord shall not be liable in any manner, nor shall Tenant's obligations hereunder be diminished, by the failure of Landlord to relet the Premises, or in the event of reletting to collect rent.

            (c) Effect of Suit or Partial Collection. Institution of a forcible detainer action to re-enter the Premises shall not be construed to be an election by Landlord to terminate this Lease. Landlord may collect and receive any rent due from Tenant and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive or alter the rights or remedies which Landlord may have at law or in equity or by virtue of this Lease at the time of such payment.

            (d) Remedies Cumulative. All rights and remedies of Landlord herein or existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other.

            (e) Notice to Mortgagees. If Landlord defaults under this Lease and, if as a consequence of such default, Tenant will have the right to terminate this Lease, Tenant will not exercise such right to terminate unless and until (i) Tenant gives notice of such default (specifying the exact nature of such default and how such default may be remedied) to any lessor under a ground lease or any mortgagee of the Building, and (ii) such lessor and/or mortgagee fails to cure, or to cause to be cured, such default within thirty (30) days after such lessor's or mortgagee's receipt of notice.

      14.   SURRENDER OF PREMISES.

            (a) Surrender. Upon the Expiration Date or earlier termination of this Lease, Tenant shall peaceably surrender to Landlord the Premises, including the alterations, improvements and changes (except as provided in Paragraph 14(b) other than Tenant's fixtures remaining the property of Tenant, broom-clean and in the condition the same were in on the Commencement Date, subject only to (i) ordinary and customary wear and tear, and (ii) damage resulting from a fire or other casualty not caused by the act or omission of Tenant or Tenant's agents, contractors or employees.

            (b) Removal of Alterations and Tenant's Property.

                  (i) Notwithstanding anything in this Lease to the contrary, all permanent or built-in fixtures or improvements and all mechanical, electrical and plumbing equipment in the Premises shall be the property of Landlord upon the termination of this Lease. Except as otherwise provided, all furnishings, equipment, furniture, trade fixtures and other removable equipment installed in the Premises by Tenant paid for by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the expiration or termination of this Lease. Tenant shall repair any damage caused by such removal.

                  (ii) If any furnishings, equipment, furniture, trade fixtures or other removable equipment are not removed within five (5) business days after the expiration of this Lease, then Tenant hereby grants to Landlord the option, exercisable at any time thereafter without the requirement of any notice to Tenant, (A) to treat such property, or any portion thereof, as being abandoned by Tenant to Landlord, whereupon Landlord shall be deemed to have full rights of ownership thereof; (B) to elect to remove and store such property, or any portion thereof, on Tenant's behalf (but without assuming any liability to any person) and at Tenant's sole cost and expense, with reimbursement therefor to be made to Landlord upon demand; and/or
            (C) to seize, give away, donate or dispose of as trash or refuse any or all of such property without any responsibility to deliver to Tenant any proceeds therefrom. If (a) Landlord elects not to exercise its contractual and/or statutory lien rights covering Tenant's property as may be granted herein, (b) Tenant ceases to occupy the Premises, or its rights to occupy the Premises are terminated by Landlord, prior to Landlord's termination or the expiration of this Lease, and (c) any of Tenant's furnishings, equipment, furniture, trade fixtures or other removable equipment are not removed within five (5) business days thereafter, then Tenant hereby grants to Landlord the option, exercisable at any time thereafter without the requirement of notice to Tenant, (x) to treat such property, or any portion thereof, as being abandoned by Tenant to Landlord, whereupon Landlord shall be deemed to have full rights of ownership thereof; (y) to elect to remove and store such property, or any portion thereof, on Tenant's behalf (but without assuming any liability to any person) and at Tenant's sole cost and expense, with reimbursement therefor to be made to Landlord upon demand; and/or (z) to sell, give away, donate or dispose of as trash or refuse any or all of such property without responsibility to deliver to Tenant any proceeds therefrom. Landlord shall have no liability of any kind whatsoever to Tenant in respect of the exercise or failure to exercise the options set forth in this Paragraph 14(b). Specifically,

            Tenant shall not have the right to assert against Landlord a claim either for the value, or the use, of any such property, either as an offset against any amount of money owing to Landlord or otherwise. The provisions of this Paragraph 14(b) shall supersede the provisions of Section 93.002(d) and (e) of the Texas Property Code, as such may be amended from time to time, and any other law which purports to restrict the options granted to Landlord herein.

      15. HOLDING OVER. If Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease, Tenant shall be deemed to be occupying the Premises as a tenant at will and subject to all of the provisions of this Lease except those relating to term and except that the Basic Rental and Additional Rental shall be double the amount payable during the last month of the Lease Term (without waiver of Landlord's right to recover damages as permitted by this Lease or by law). Said tenancy may be terminated by Landlord or Tenant by giving written notice to the other at any time. Landlord's acceptance during any such holdover period of Basic Rental and/or Additional Rental payments from Tenant of less than the full amounts to which Landlord is entitled under this Paragraph 15 shall not be deemed to constitute a waiver of Landlord's right to later collect from Tenant the difference between the amounts actually paid by Tenant and the full amounts due hereunder.

      16. MORTGAGES. This Lease shall be subordinate to all deeds of trust and ground leases now or hereafter encumbering the Building, and all refinancings, replacements, renewals, modifications, extensions or consolidations thereof. Tenant agrees to attorn to any mortgagee, ground lessor, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Landlord under this Lease. Tenant covenants and agrees that Tenant shall within five (5) days after Landlord's request, execute in recordable form and deliver to Landlord whatever instruments may be required to acknowledge and further evidence the subordination of this Lease and/or the attornment by Tenant to such mortgagee, ground lessor, trustee or purchaser. If within five (5) business days after submission of any such instrument, Tenant fails to execute the same, Landlord is hereby authorized to execute the same as attorney-in-fact for Tenant. Any holder of a deed of trust covering all or any part of the Building may at any time elect to have this Lease have priority over its deed of trust by executing unilaterally an instrument of subordination or placing a clause of such subordination in any pleadings or in its deed of trust and recording the same.

      17. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights:

            (a) Common and Service Area Alterations. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in, about or on the exterior of the Building, or any part thereof, and to change, alter, relocate, remove or replace Service Areas and/or Common Areas; to place, inspect, repair and replace in the Premises (below floors, above ceilings or next to columns) utility lines, pipes, cables and the like to serve other areas of the Building outside the Premises; and to otherwise alter or modify the Project, and for such purposes to enter upon the Premises and, during the continuance of any such work, to take such measures, for safety or for the expediting of such work as may be required, in Landlord's judgment, all without affecting any of Tenant's obligations hereunder, provided Landlord's entries in the Premises shall be subject to the terms of Paragraph 19(1).

            (b) Parking. To permit Tenant and its employees to use the parking facilities associated with the Building only in accordance with, rules and regulations promulgated from time to time by Landlord and/or the operator of the parking facilities and at such charges as then may be in effect; and to prohibit Tenant and its employees to use any on site surface parking spaces within the Project designated for visitors, occupants of the Building, or otherwise. The number of parking spaces available for Tenant's use shall not exceed one (1) space for every three hundred thirty-three (333) square feet of Rentable Area in the Premises. Parking spaces will be unassigned, provided that Landlord may at any time assign parking spaces. Landlord shall not be obligated to control any unauthorized parking in any reserved or assigned parking spaces of Tenant. Tenant shall, if requested by Landlord, furnish to Landlord a complete list of the license plate numbers of all vehicles operated by Tenant and Tenant's employees and agents. Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, vehicles, or contents therein, in or about such parking facility. If, for any reason, Landlord fails or is unable to provide, or Tenant is not permitted to use, all or any portion of the parking spaces to which Tenant is entitled hereunder, then Tenant's obligation to pay for such spaces, if any, shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces.

            (c) Rules and Regulations. To establish and amend from time to time rules and regulations governing all tenants' use and occupancy of the Building, provided that in the event of a conflict between those rules and this Lease, this Lease shall control. The rules and regulations now enforced by Landlord are available upon request.

            (d) Food Preparation. To prohibit the preparation of food within the Premises for commercial purposes or the placing of vending or dispensing machines of any kind in or about the Premises if such vending or dispensing machines are available to the general public.

            (e) Signs. To prohibit all signs, posters, advertisements, or notices from being painted or affixed on any of the windows, or doors, or any other part of the Building, except of such color, size, and style, and in such places as shall be first approved in writing by Landlord.

            (f) Security Measures. To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants. LANDLORD, HOWEVER, SHALL HAVE NO LIABILITY TO TENANT OR ITS EMPLOYEES, AGENTS, INVITEES OR LICENSEES FOR LOSS OF PROPERTY OR PERSONAL INJURY EXCEPT TO THE EXTENT CAUSED BY LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.

            (g) Right To Relocate Tenant. At any time after the execution of this Lease and on thirty (30) days prior written notice, Landlord may substitute for the Premises other premises in the

      Building (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes hereunder, provided: (i) the New Premises shall be similar in area, finish and appropriateness for the Permitted Use; (ii) the Basic Rental and other rentals payable under this Lease shall remain the same; and (iii) reasonable out-of-pocket costs in connection with relocation to the New Premises shall be reimbursed by Landlord after receipt of third party invoices therefor.

      18. HAZARDOUS MATERIAL; INDEMNITY.

            (a) Indemnity. For purposes of this Paragraph 18, the Project shall be referred to as the "Property". Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Property by Tenant or its agents, employees, contractors or invitees without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises or the Property). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or the Property caused or permitted by Tenant results in contamination of the Premises or the Property, or if contamination of the Premises or the Property by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, diminution in value of the Premises or the Property, damages, penalties, fines, costs, liabilities or losses (including, without limitation, restriction on use of rentable or usable space or of any amenity of the Premises or the Properly, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or the Property caused or permitted by Tenant results in any contamination of the Premises or the Property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or the Property to the condition existing prior to the introduction of any such Hazardous Material to the Premises or the Property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Property. The indemnification of Landlord by Tenant contained in this Paragraph 18 shall survive the expiration or earlier termination of this Lease.

            (b) Definition. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Texas or the United States Government, including, but not limited to, any material or substance that is (i) petroleum, (ii) asbestos, (iii) designated as a "hazardous substance" pursuant to Section 311 of the Water Pollution Control Act (33 U.S.C. Section 1321), (iv) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, (v) defined as a "hazardous substances" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, or (vi) defined as a "regulated substance" pursuant to Subchapter IX, Solid Waste Disposal Act, 42 U.S.C. Section 6991.

      19. MISCELLANEOUS.

            (a) Time Is of the Essence. The time of the performance of all of the covenants, conditions and agreements of this Lease is of the essence.

            (b) Force Majeure. If either Landlord or Tenant is prevented or hindered from timely satisfying any provisions set forth herein because of a shortage of or inability to obtain materials or equipment, strikes or other labor difficulties, governmental restrictions, casualties or any other cause beyond such party's reasonable control, such party shall be permitted an extension of time of performance by the number of days during which such performance was prevented or hindered; provided, however, that this paragraph shall not apply to the payment of rent or other monies by Landlord or Tenant, nor shall the provisions of this paragraph postpone the date that rent is payable pursuant to this Lease, except as expressly provided to the contrary in the Construction Agreement (if any) entered into pursuant to Paragraph 4.

            (c) No Personal Liability of Landlord. If Landlord shall fail to perform any covenant term or condition of this Lease and, as a consequence, if Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Building and in the rents or other income from the Building receivable by Landlord, and neither Landlord nor Landlord's affiliated companies nor their respective owners, partners, venturers, shareholders, directors or officers shall have any personal, corporate or other liability hereunder.

            (d) Quiet Enjoyment. Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Premises without hindrance from Landlord or any person or persons lawfully claiming the Premises by or through Landlord, subject, however, to the terms of this Lease and to all mortgages, ground leases, deeds of trust, leases and agreements to which this Lease is subordinate.

            (e) Entire Agreement and Amendments. This Lease is the only agreement between the parties hereto and their representatives and agents. There are no representations or warranties between the parties other than the representations and warranties contained in this document. No agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

            (f) Interpretation. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, associations, partnerships or individuals, male or female, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Texas shall govern the validity, performance and enforcement of this Lease. All obligations hereunder are performable in Tarrant County, Texas. If this Lease is executed by more than one person or entity as "Tenant", each such person or entity executing this Lease as Tenant shall be jointly and severally bound and liable hereunder.

            (g) Severability. No provision of this Lease shall be construed or interpreted in any manner which would render such provision invalid. If any provision of this Lease is held to be invalid, such invalid provision shall be deemed to be severable from and shall not affect the validity of the remainder of this Lease.

            (h) Terms Binding. Subject to the limitations on subletting and assignment set forth in this Lease, all covenants, promises, conditions, representations and agreements herein contained shall be binding upon and apply and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            (i) Estoppel Certificates. Within five (5) days after request by Landlord, Tenant agrees to execute and deliver to Landlord estoppel or offset letters as required by Landlord or by Landlord's lenders. The letters shall certify the date of this Lease and any amendments, that Landlord is not in default of any of the terms and provisions of this Lease or specifying the provisions as to which Landlord is in default if Landlord shall be in default, that Landlord has performed all inducements required of Landlord in connection with this Lease, including any construction obligations, specifying any inducements which have not been fulfilled by Landlord, the date to which rent has been paid, and any other matters which Landlord or its lenders may reasonably require. Tenant's failure to deliver such letters to Landlord within said five (5) day period will be conclusive evidence of the matters set forth therein. Tenant further agrees to furnish to Landlord from time to time when requested by Landlord a letter of acceptance in conformity with any requirements made by any existing or proposed lenders.

            (j) Late Payment Charge and Interest Payable. Landlord may impose a late payment charge equal to five percent (5%) of any amount due if not paid within five (5) days from the date required to be paid hereunder. In addition, any payment due under this Lease not paid within ten (10) days after the date herein specified to be paid shall bear interest from the date such payment is due to the date of actual payment at the rate of eighteen percent (18%) per annum or the highest lawful rate of interest permitted by Texas or federal law, whichever rate of interest is lower.

            (k) Security Deposit. Tenant shall deposit with Landlord the amount shown in Paragraph 1 (e) above as a Security Deposit contemporaneously with the execution hereof.

      Landlord shall hold Tenant's Security Deposit without interest, and the same shall not be considered prepaid rent or a measure of Landlord's damages in case of default by Tenant. The remaining balance of the Security Deposit (after application of any part thereof in accordance with Paragraph 13(b) or for necessary repairs to the Premises) shall be refundable to Tenant within thirty (30) days after the expiration or earlier termination of this Lease.

            (l) Access to Premises. Tenant agrees that Landlord and its agents may enter the Premises for the purpose of inspecting and making such repairs (structural or otherwise), additions, improvements, changes or alterations to the Premises or the Building as may be permitted or required under this Lease or as Landlord may elect, and to exhibit the same to prospective purchasers, mortgagees or tenants. In the event of any such repairs, additions, improvements, changes or alterations, Tenant shall cooperate with Landlord to facilitate Landlord's efforts. Landlord's entries in the Premises shall be preceded by reasonable notice (except in the case of an emergency) and shall not unreasonably interfere with Tenant's use and occupancy of the Premises for the Permitted Use.

            (m) Notices. Notices hereunder must be hand-delivered or sent by nationally recognized overnight courier or by certified mail, return receipt requested, postage prepaid, addressed, if to Landlord, at Suite 247, N.E. Loop 820, North Richland Hills, Texas 76180, and if to Tenant, at the address specified for Tenant in Paragraph 1(a) above prior to the Commencement Date and to the Premises thereafter, or to such other address as may be specified by written notice actually received by the other party. Notice shall be deemed given upon tender of delivery (in the case of a hand delivered notice) or upon posting of same with the overnight courier service or in an official depository of the United States Postal Service (in the case of a certified or registered letter), provided that no notice of either party's change of address shall be effective until fifteen (15) days after the addressee's actual receipt thereof.

            (n) Acceptance of Premises and Building by Tenant. LANDLORD HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED PURPOSE OR USE. THE TAKING OF POSSESSION BY TENANT SHALL BE CONCLUSIVE EVIDENCE THAT TENANT:

                  (I) ACCEPTS THE PREMISES AS SUITABLE FOR THE PURPOSES FOR
            WHICH THEY WERE LEASED;

                  (II) ACCEPTS THE BUILDING AND EVERY PART AND APPURTENANCE
            THEREOF AS BEING IN GOOD AND SATISFACTORY CONDITION; AND

                  (III) WAIVES ANY DEFECTS IN THE PREMISES AND ITS APPURTENANCES
            EXISTING NOW OR IN THE FUTURE, EXCEPT THAT TENANT'S TAKING OF POSSESSION SHALL NOT BE DEEMED TO WAIVE LANDLORD'S COMPLETION OF MINOR FINISH WORK ITEMS THAT DO NOT

            INTERFERE WITH TENANT'S OCCUPANCY OF THE PREMISES.

      TENANT ACKNOWLEDGES THE DISCLAIMER BY LANDLORD SET FORTH HEREIN AND WAIVES ALL CLAIMS BASED ON ANY IMPLIED WARRANTY OF SUITABILITY. FURTHERMORE, TENANT CONFIRMS THAT ITS OBLIGATIONS TO PAY BASIC RENTAL, ADDITIONAL RENTAL AND OTHER AMOUNTS OF MONEY DUE TO LANDLORD HEREUNDER ARE NOT DEPENDENT ON THE CONDITION OF THE PREMISES OR THE BUILDING, THE COMPLETION OF ANY MINOR FINISH WORK ITEMS OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER. TENANT SHALL CONTINUE TO PAY BASIC RENTAL, ADDITIONAL RENTAL AND OTHER AMOUNTS OF MONEY DUE TO LANDLORD HEREUNDER, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH OR ALLEGED BREACH BY LANDLORD OF ITS OBLIGATIONS HEREUNDER.

            (o) Building Name. Landlord shall have the exclusive right at all times during the Lease Term to change, modify, add to or otherwise alter the name of the Building, and Landlord shall not be liable for claims or damages of any kind which may be attributed thereto or result therefrom.

            (p) Landlord's Lien. In addition to the statutory landlord's lien, if any, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damage or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Premises and all proceeds therefrom (including proceeds of insurance), and such properly shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale(s) Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least five (5) days before the time of sale. Such notice shall be deemed to be delivered if personally delivered or when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the addresses as shown herein, whether or not actually received. The proceeds from any such disposition, less any and all expenses connected with the taking of possession; holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. Landlord shall be entitled to file a carbon, photographic or other reproduction of this Lease as a financing statement as is permitted under Section 9.402(a) of the Texas Business and Commerce Code.

            (q) Authority To Sign Lease. If Tenant is a corporation or a partnership (general or limited), each person(s) signing this Lease as an officer or partner of Tenant represents to Landlord that such person(s) is authorized to execute this Lease without the necessity of obtaining any other signature of any other officer or partner, that the execution of this Lease has been authorized by the board of directors of the corporation or by the partners of the partnership, as the case may be, and that this Lease is fully binding on Tenant. Landlord reserves the right to request evidence of the approval of this Lease and authorization of Tenant's signatories to bind Tenant, which evidence shall be satisfactory in form and content to Landlord and its counsel.

            (r) Attorneys' Fees. In the event either party is in default beyond any applicable grace or notice period in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the non-prevailing party agrees to pay the prevailing party's reasonable attorneys' fees.

            (s) Execution of Lease. The submission of this Lease for examination does not constitute a reservation of or option for the Premises or any other space within the Building and shall vest no right in either party. This Lease shall become effective only after the full execution and delivery hereof by all of the parties hereto and upon the approval by the holder of any mortgage encumbering the Project.

            (t) No Attornment. All checks tendered to Landlord as and for the Basic Rental and/or Additional Rental required hereunder shall be deemed payments for the account of Tenant. Acceptance by Landlord of Basic Rental and/or Additional Rental from anyone other than Tenant shall not be deemed to operate as an attornment to Landlord by the payor of such Basic Rental and/or Additional Rental or as a consent by Landlord to an assignment of this Lease or subletting by Tenant of the Premises to such payor, or as a modification of any of the provisions of this Lease.

            (u) Applicable Laws. As used herein, the term "Applicable Laws" shall mean all laws, statutes, ordinances, regulations, guidelines or requirements now in force or hereafter enacted and the requirements of any governmental authority having jurisdiction over the Building, board of fire underwriters, utility company serving the Building or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, including without limitation, Title III of The Americans with Disabilities Act of 1990, all regulations issued thereunder, and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, and the Texas Architectural Barriers Act, as the same are in effect on the date of this Lease and as hereafter amended.

            (v) Arms-Length Transaction. This Lease has been entered into by the undersigned after arms-length negotiation, with each party acknowledging that it and its counsel, if it so chooses, have had an opportunity to review this Lease, and therefore, the parties agree that this Lease shall not be construed against Landlord on the ground that Landlord's representatives prepared this Lease.

            (w) Waiver. No covenant, term or condition or the breach thereof will be deemed waived, except by written consent of the party against whom the waiver is claimed and any waiver of the breach of any covenant, term or condition will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same was due will not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

            (x) Computation of Rentable Area.

                  (1) Single Tenant Floor. With respect to a single tenant
            floor, "Rentable Area" will mean the sum of (i) the floor area (in square feet) bounded by the inside surfaces of the exterior glass walls of the Building, excluding standard openings in the floor slab used, for example, for Building stairs, elevator and other shafts and vertical ducts (collectively, the "Excluded Spaces"), and (ii) an allocation of the floor area of Common Areas and Service Areas located in or serving the Building.

                  (2) Multiple Tenant Floor. With respect to a multiple tenant floor, "Rentable Area" will mean the sum of (i) the floor area (in square feet) bounded by the inside surfaces of the exterior glass walls, the outside surfaces of partitions separating the Premises from corridors and other Common Areas and Service Areas, and the center line of partitions separating the Premises from adjoining leasable spaces, less any Excluded Spaces located within such boundaries, and (ii) an allocation of the floor area of the Common Areas and Service Areas on such floor, and (iii) an allocation of the floor area of Common Areas and Service Areas located in or serving the Building.

                  (3) Columns and Non-Standard Openings. No deductions will be made in either Paragraph 19(x)(1) or Paragraph 19(x)(2) for (i) columns and projections necessary to the structural support of the Building or (ii) for openings in the floor slab which were made at the request of Tenant or to accommodate items installed at the request of Tenant.

            (y) Brokers. Landlord and Tenant each represent and warrant to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except NONE whose commission shall be payable by Lessor, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord and Tenant each agree to indemnify, defend and hold the other harmless from all costs and liabilities, including reasonable attorney's fees and costs, arising out of or in connection with claims made by any other broker or individual who alleges that it is entitled to commissions or fees with regard to this Lease as a result of dealings it had with the indemnifying party.

            (z) Certificate of Occupancy. It is the Tenants responsibility to obtain a Certificate of Occupancy. Tenant may, prior to the commencement of the term of this Lease, apply for a Certificate of Occupancy from the municipality in which the Premises are located. If Tenant is unable to obtain a Certificate of Occupancy prior to the Commencement Date, Tenant shall have the right to terminate this Lease by written notice to Landlord if Landlord or Tenant is unwilling or unable to cure the defects which prevented the issuance of the Certificate of Occupancy. Landlord may, but has no obligation to, cure any such defects preventing the issuance of a Certificate of Occupancy, including any repairs, installations, or replacements of any items which are not presently existing on the Premises, or which have not been expressly agreed upon by Landlord in writing.

            (aa) Undue Burden. Whenever in this Lease there is imposed upon Landlord the obligation to use its best efforts, reasonable efforts or diligence, Landlord shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Landlord extreme financial or other business burdens.

            (ab) Exhibits and Riders. The following exhibits and riders are attached hereto, incorporated herein and made a part of this Lease for all purposes:

                 Exhibit A-1:        Floor Plan of Premises
                 Exhibit A-2:        Property Description
                 Exhibit B:          Certificate of Acceptance of Premises
                 Exhibit C:          Construction Agreement
                 Guaranty:           None

            (ac) Counterparts. This Lease may be executed in several counterparts, each of which will be deemed an original, and all of which will constitute but one and the same instrument.

20. OTHER PROVISIONS.

      (a) EARLY TERMINATION. Tenant shall have the right to change the Expiration Date of this Lease to any month end between December 31,2005 and August 31, 2009 provided that Tenant is not in default of any provision of this Lease as of the date of the Notice of Early Termination or the actual date of Early Termination by giving written notice to Landlord of Tenant's election of Early Termination 90 days prior to the actual Early Termination date, AND UPON PAYING TO LANDLORD AN EARLY TERMINATION FEE EQUIVALENT TO 6 MONTHS RENT.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease as of the day and year first above written.

                                        LANDLORD:

                                        COCANOUGHER ASSET #1, LTD, a Texas
                                        Limited Partnership

                                        BY: /s/ Robert Cocanougher
                                            ------------------------------------
                                        Name: Robert Cocanougher
                                        Title: Vice President

                                        TENANT:

                                        FUNIMATION PRODUCTIONS, LTD., a  Texas
                                        Limited Partnership
                                        By: FUNimation Productions Management
                                              Company, LLC, its, General Partner

                                        By: /s/ Gen Fukunaga
                                            ------------------------------------
                                        Name: Gen Fukunaga
                                        Title: Manager

                                   EXHIBIT A-1
                             FLOOR PLAN OF PREMISES

                                (To be prepared)

                                   EXHIBIT A-2

                              PROPERTY DESCRIPTION

      Lot 1, Block 17, Snow Heights North Addition to the City of North Richland Hills, Tarrant County, Texas, according to the Plat recorded in Volume 388-183, Page 55, Plat Records, Tarrant County, Texas.

                                    EXHIBIT B

                      CERTIFICATE OF ACCEPTANCE OF PREMISES

Re: Office Lease dated the 1st day of August, 2004, between Cocanougher Asset #1, Ltd. ("Landlord"), and Funimation Productions, Ltd. ("Tenant").

      Landlord and Tenant hereby agree that:

      1. Except for those items shown on the attached "punch list", if any, Landlord has fully completed any construction work required under the terms of the Lease.

      2. The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects.

      3. The Commencement Date of the Lease is the ______ day of ________, 2004.

      4. The Expiration Date of the Lease is to be the ____ day of ______, 2009.

      All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

      EXECUTED this 2 day of August, 2004.

TENANT:                                       LANDLORD:
FUNIMATION PRODUCTIONS, LTD                   COCANOUGHER ASSET #1, LTD.
a Texas Limited Partnership                   a Texas Limited Partnership
By: FUNimation Productions Management
      Company, LLC, its, General Partner

By: /s/ Gen Fukunaga                          By: /s/ Robert Cocanougher
    ------------------------------------          ------------------------------
Name: Gen Fukunaga                            Name: Robert Cocanougher
Title: Manager                                Title: Vice President





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

                                    EXHIBIT C

                             CONSTRUCTION AGREEMENT

      This Construction Agreement is executed by and between Cocanougher Asset #1, Ltd. a Texas Limited Partnership ("Landlord") and Funimation Productions, Ltd. ("Tenant") in connection with that certain Office Lease (the "Lease") executed by the parties on even date herewith (the "Effective Date") relating to the lease by Landlord to Tenant of certain premises known as Suite 400 in the building located at 6851 N.E. Loop 820, North Richland Hills, Texas. All defined terms used herein, unless otherwise defined herein, shall have the same meanings given to such terms in the Lease.

            (a) Construction. Landlord agrees to construct leasehold improvements (the "Finish Work") in a good and workmanlike manner in and upon the Premises at its sole cost and expense so long as the cost of the Finish Work does not exceed $ 7.00 per rentable square foot of the Premises (the "Finish Allowance") in accordance with construction drawings approved by both Landlord and Tenant ("Final Working Drawings"). The cost of all space planning and construction drawings shall be included in the cost of the Finish Work and may be paid out of the Finish Allowance, to the extent sufficient funds are available for such purpose. In the event that the total cost of the Finish Work exceeds the Finish Allowance, Tenant may elect to (i) pay such excess amount to Landlord promptly upon demand prior to Landlord's commencing construction, or (ii) with respect to such excess amount (the "Amortizable Amount"), increase the amount of monthly payments of Basic Rental due under the Lease by an amount equal to the amount of the monthly installment payment which would be required to fully amortize a loan of a principal amount equal to the Amortizable Amount bearing interest at fifteen percent (15%) per annum, and having a loan term equal to the initial term of this Lease. Landlord will employ an experienced, licensed contractor to construct the Finish Work and will require in the construction contract that such contractor construct the Finish Work in a good and workmanlike manner and in compliance with all Applicable Laws; provided, however, Tenant will be solely responsible for determining whether or not Tenant is a public accommodation under The Americans with Disabilities Act and whether or not the Final Working Drawings comply with such laws and the regulations thereunder. The parties acknowledge that Landlord is not an architect or engineer, and that the Finish Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the plans or Final Working Drawing will be free from errors or omissions, nor that the Finish Work will be free from defects, and Landlord will have no liability therefor. In the event of such errors, omissions, or defects, Landlord will use reasonable efforts to cooperate in any action Tenant desires to bring against such parties.

            (b) Costs. Costs to be incurred by Landlord in excess of the Finish Allowance shall be paid by Tenant to Landlord promptly upon demand prior to Landlord's commencing construction. Change orders requested by Tenant and approved by Landlord after construction has commenced and which increase the cost of construction shall be paid by Tenant to Landlord promptly upon demand. All installations and improvements now or hereafter placed in the Premises other than Building Standard (as defined in the Lease) improvements shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as additional rent. Tenant further agrees to pay Landlord a fee of five percent (5%) of the contract price for the

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

      Finish Work (the "Construction Management Fee") as compensation for Landlord's supervision of the construction and installation of the Finish Work on the commencement of construction thereof. Landlord and Tenant agree that the Construction Management Fee may be paid out of the Finish Allowance to the extent funds are available for such purpose. Tenant agrees that in the event of default of payment thereof, Landlord (in addition to all other remedies) shall have the same rights as in the event of default of payment of rent under the Lease.

            (c) Delays. If Landlord is delayed in completing such construction within the specified time, the delay in commencement of Tenant's obligation to pay rent under the Lease shall constitute full settlement of all claims that Tenant may have against Landlord based on the delay. If Landlord is unable to complete the Finish Work within the specified time due to a delay caused by Tenant or for any other cause related to Tenant's acts or omissions, Tenant's rental obligations under the Lease shall begin on the date on which Landlord would have delivered possession of the Premises to Tenant absent such delay, and such date shall be the Commencement Date.

      EXECUTED as of the Effective Date.

TENANT:                                       LANDLORD:

FUNIMATION PRODUCTIONS, LTD.                  COCANOUGHER ASSET #1, LTD.
a Texas Limited Partnership                   a Texas Limited Partnership
By: FUNimation Productions Management
      Company, LLC, its, General Partner

By: /s/ Gen Fukunaga                          By: /s/ Robert Cocanougher
    ------------------------------------          ------------------------------
Name: Gen Fukunaga                            Name: Robert Cocanougher
Title: Manager                                Title: Manager

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